UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 29, 2016

LYNDEN ENERGY CORP.

(Exact name of registrant as specified in its charter)

British Columbia	000-55301
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 500 666 Burrard Street Vancouver, British Columbia		V6C 3P6
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (604) 629-2991

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 29, 2016, Lynden Energy Corp. (the “Company” or “Lynden”), Earthstone Energy, Inc. (“Earthstone”) and a wholly-owned subsidiary of Earthstone (“Earthstone Acquisition”) entered into an amendment (the “Amendment”) to the previously announced Arrangement Agreement dated December 16, 2015, between Earthstone, Earthstone Acquisition and the Company.

The Amendment clarifies certain technical matters related to the mechanics of the Arrangement, mainly that Earthstone Acquisition will be the entity that (i) acquires all of the outstanding common stock of Lynden and (ii) amalgamates with Lynden to form one corporate entity with Lynden surviving the amalgamation as a wholly-owned subsidiary of Earthstone. The Amendment also extends the date by which Lynden must hold its special meeting to May 27, 2016. Finally, the Amendment makes miscellaneous, conforming changes that are consistent with the foregoing summary.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is attached to this report as Exhibit 2.1 and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward-looking statements include statements about the expected benefits of the proposed arrangement to Earthstone and Lynden and their stockholders, the anticipated completion of the proposed arrangement or the timing thereof, the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the combined company, and plans and objectives of management for future operations. Forward-looking statements are based on current expectations and assumptions and analyses made by Earthstone, Lynden and their management in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: the ability to obtain stockholder, court and regulatory approvals of the proposed arrangement; the ability to complete the proposed arrangement on anticipated terms and timetable; Earthstone’s and Lynden’s ability to integrate successfully after the arrangement and achieve anticipated benefits from it; the possibility that various closing conditions for the arrangement may not be satisfied or waived; risks relating to any unforeseen liabilities of Earthstone or Lynden; declines in oil, natural gas liquids or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; risks related to level of indebtedness and periodic redeterminations of the borrowing base under Earthstone’s credit agreement; Earthstone’s ability to generate sufficient cash flows from operations to meet the internally funded portion of its capital expenditures budget; Earthstone’s ability to obtain external capital to finance exploration and development operations and acquisitions; the ability to successfully complete potential asset dispositions and the risks related thereto; the impacts of hedging on results of operations; uninsured or underinsured losses resulting from oil and natural gas operations; Earthstone’s ability to replace oil and natural gas reserves; any loss of senior management or technical personnel; and risks arising out of hedging transactions. Earthstone’s annual report on Form 10-K for the year ended December 31, 2015, quarterly reports on Form 10-Q, recent current reports on Form 8-K, and other filings with the Securities and Exchange Commission (the “SEC”) discuss some of the important risk factors identified that may affect Earthstone’s business, results of operations, and financial condition. Lynden’s annual report on Form 10-K for the year ended June 30, 2015, quarterly reports on Form 10-Q, recent current reports on Form 8-K, and other SEC filings discuss some of the important risk factors identified that may affect Lynden’s business, results of operations, and financial condition. Earthstone and Lynden undertake no obligation to revise or update publicly any forward-looking statements except as required by law.

Important Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of a vote or proxy. The proposed arrangement anticipates that the shares of Earthstone to be issued pursuant to the arrangement will be exempt from registration under the Securities Act, pursuant to Section 3(a)(10) of the Securities Act. Consequently, the Earthstone shares will not be registered under the Securities Act or any state securities laws. In connection with the proposed arrangement, on February 12, 2016, Lynden and Earthstone each filed with the SEC a preliminary joint proxy and information statement/circular. The joint proxy and information statement/circular is not final and is subject to change. Once final, a definitive joint proxy and information statement/circular will be filed with the SEC. INVESTORS ARE URGED TO READ THE JOINT PROXY AND INFORMATION STATEMENT/CIRCULAR AND ANY OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EARTHSTONE, LYNDEN AND THE PROPOSED ARRANGEMENT. The joint proxy and information statement/circular and certain other relevant materials (when they become available) and other documents filed by Earthstone or Lynden with the SEC may be obtained free of charge at the SEC’s website at http://www.sec.gov. In addition, investors may obtain copies of these documents (when they become available) free of charge by directing a written request to Lynden by mail at 595 Burrard Street, Suite 2900, Vancouver, British Columbia, V7X 1J5.

Participants in the Solicitation

Lynden, Earthstone and their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed arrangement. Information about the directors and executive officers of Lynden is available in its proxy statement filed with the SEC on October 21, 2015 in connection with its second 2015 annual meeting of securityholders. Information regarding Earthstone’s directors and executive officers is available in its proxy statement filed with the SEC by Earthstone on September 21, 2015 in connection with its 2015 annual meeting of stockholders. These documents can be obtained free of charge from the sources indicated above. Other information regarding participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the joint proxy and information statement/ circular and other relevant materials to be filed with the SEC and Canadian securities regulators when they become available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Amendment to Arrangement Agreement, dated March 29, 2016, among Earthstone Energy, Inc., 1058286 B.C. Ltd. and Lynden Energy Corp.

99.1	Press Release, dated March 29, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYNDEN ENERGY CORP.

By:	/s/ Colin Watt
Colin Watt
President, Chief Executive Officer, Corporate Secretary and Director

Dated: March 29, 2016

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amendment to Arrangement Agreement, dated March 29, 2016, among Earthstone Energy, Inc., 1058286 B.C. Ltd. and Lynden Energy Corp.

99.1	Press Release, dated March 29, 2016.